                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

                              THIRD QUARTER REPORT
                               September 30, 2000

                             OFFICERS AND DIRECTORS

                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

DIRECTORS

Willard H. Altman, Jr.
Wesley E. Bellwood
Eric S. Ende
David Rees
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Eric S. Ende, PRESIDENT AND CHIEF
  INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND
  FIXED-INCOME MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
          SOR+ Preferred Stock

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

 During the most recent quarter, Source Capital's total net assets increased to $422,061,923 from $416,738,249 at mid-year. Net asset value per Common Share increased to $47.20 at September 30, 2000 from $46.72 at June 30, 2000. This increase includes payment of a $1.15 cash distribution during the quarter.

INVESTMENT RESULTS

 In the most recent quarter, Source Capital's net asset value per share of Common Stock increased 3.4% while total net assets rose 3.2% with both comparisons reflecting reinvestment of dividends and distributions paid during the period. In comparison, the Russell 2500 Index increased 2.4% during the quarter, also on a reinvested basis.

  For the nine months ended September 30, 2000, the net asset value of Source Capital Common Stock decreased by 0.3% including reinvestment of distributions paid during the period, while total net assets rose 0.5%. These changes compare with a total positive return of 8.2% for the Russell 2500 Index.

NET INVESTMENT INCOME

 Net investment income totaled $1,044,756 for the third quarter and $4,011,473 for the nine months, a decrease of 23.2% and an increase of 9.5%, respectively, from the corresponding periods of 1999. After providing for Preferred dividends, net investment income per Common Share amounted to $(0.02) and $0.06 for the quarter and nine months, respectively, compared with the $0.02 and $0.01 earned in the corresponding periods of 1999.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

 A regular quarterly distribution at the rate of $1.15 per share was paid on September 15, 2000 to shareholders of record on August 25, 2000. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $4.60 Common distribution rate is dependent upon achieving investment results which will sustain a net asset value of approximately $46.00.

  On November 13, 2000, the Board of Directors of Source Capital declared a regular quarterly distribution at the rate of $1.15 per share and a special year-end distribution of $1.86 per share, payable December 15, 2000, to shareholders of record on November 24, 2000. The Internal Revenue Code requires a regulated investment company to distribute substantially all of its net investment income and net realized gains to shareholders of record on or before December 31 in order to avoid the imposition of a federal excise tax. The special year-end distribution of $1.86 per share was declared because the Company has realized substantial capital gains during 2000. Capital gains are the eventual result of successful investments. Changes in relative market valuations as well as changing prospects of individual companies have led us to sell certain holdings in 2000. We believe we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.

PREFERRED DIVIDENDS

 The regular Preferred dividend of $0.60 per share was paid on September 15, 2000 to shareholders of record on August 25, 2000. Asset coverage on the Preferred shares was 779% on September 30, 2000, compared with 770% at June 30, 2000 and 821% at year-end 1999. Net investment income provided Preferred dividend coverage of 88% in the third quarter and 113% for the nine months of the current year, compared with 115% and 103%, respectively, in the corresponding periods of 1999.

MARKET PRICE OF SOURCE CAPITAL SHARES

 After increasing from $48 1/4 to $49 9/16 in the first half of 2000, the market price of Source Capital Common Stock increased to $50 at September 30, 2000. This $0.44 increase in market price was less than the $0.48 rise in net asset value during the quarter. As a result, the market premium to net asset value decreased to 5.9% at September 30, 2000 from 6.1% at mid-year. The market price of Source Capital Preferred Stock was unchanged for the quarter at $47 13/16.

COMMENTARY

 The stock market as a whole was up in the third quarter, following a weak second quarter. Source Capital's performance also improved, with a 3.4% gain compared to 2.4% for the Russell 2500. Source has done well for most longer periods, with the exception of the past 12 months when the outperformance of tech stocks has distorted relative results. It is worth noting that this period of extraordinary performance by tech stocks seems to be ending -- the Nasdaq Index was down 13.3% in the second quarter and another 7.4% in the third quarter.

                                                    PERIODS ENDED SEPTEMBER 30, 2000
                                            ------------------------------------------------
                                            QUARTER    ONE YEAR   THREE YEARS*   FIVE YEARS*
                                            --------   --------   ------------   -----------
Source....................................    3.4%       11.5%        9.5%          15.4%
Russell 2500..............................    2.4%       29.5%        9.7%          15.5%

* Annualized

  This quarter I would like to discuss GRACO, a company which has been in Source Capital's portfolio since the summer of 1996 and which has increased in value sufficiently to become Source's largest position at the end of September.

  Graco epitomizes many of the characteristics we seek in companies -- an industry leader, earning high returns on capital in an understandable business, with a reasonable balance sheet, and having a modest valuation.

  Graco is a worldwide leader in fluid handling systems. Its equipment moves, measures, and dispenses viscous fluids in industrial and commercial settings. Some specific examples are paint spray booths and adhesive application equipment in factories, lubrication systems in quick-lube shops and fleet service centers, and paint sprayers for architectural use by commercial contractors.

  In addition to the usual reasons (market leader, high returns, modest price), Graco seemed attractive to us because of two additional factors:

  First, it had performed very respectably in the industrial recession of the early 1990s, earning about a 10% return on equity in an environment where many companies were losing money.

  Second, it was in the midst of a major program to improve the way the company operated, led by George Aristedes, who had become President in 1993 and Chief Executive in 1995. This program included reductions in administrative costs with some of the savings reinvested in marketing and product development to accelerate sales growth; a reorganization and improvement of manufacturing; and a rethinking of distribution strategy.

  We were impressed by George Aristedes' intelligence and intensity, and believed that further margin improvements and the promise of future revenue growth, combined with Graco's strong market position, would make it a profitable investment for Source.

  Since Graco in mid-1996 was trading at about $13 per share, with expected full year earnings of $1.15 (a PE ratio of 11x), it was obvious that other investors did not share our optimism about its prospects. These investors were most concerned about several things:

    - They worried about the cyclicity of Graco's business and especially its auto industry exposure.

    - They believed that Graco's profit improvements were mostly already accomplished -- operating margins had increased from a recession low of 5.2% to 13.5%.

    - They were skeptical about the prospects for revenue growth.

  During the four years we have owned Graco, the skeptics have been mostly proven wrong and our own assessment correct. An economic recession has not yet been an impediment to Graco's business, other than the Asian collapse in 1998 -- which fortunately affected only a small portion of their operations. The profitability of the business has continued to improve -- surpassing even our most optimistic hopes. Operating margins this year have reached 22%, almost twice the level of 1996 and more than four times the level of the early 1990s. Only in revenue growth have the skeptics proven to be correct -- although, as we will discuss later, this year is proving to be dramatically better. Revenue growth from 1996-1999 has been a modest 4% per year.

  A favorable, and quite unexpected, development since our purchase of Graco has been its substantial share repurchase. In the summer of 1998, Graco was offered the opportunity to buy back a very large block of stock, equal to 22% of shares outstanding, from the estate of its founding Gray Family. Graco seized this chance, but had to borrow $160 million to do it, in the process transforming its balance sheet from completely unleveraged to highly leveraged. Fortunately, the two years since this share repurchase, Graco's substantial cash flow has permitted it to restore its balance sheet, while benefiting from the accretion (improved earnings per share) resulting from the transaction.

                              JUNE 1998   SEPTEMBER 1998   SEPTEMBER 2000
                              ---------   --------------   --------------
Total Debt (in millions)....    $ 12           $153             $42
Equity (in millions)........    $178           $ (3)            $93
Debt % Capital..............      6%           102%             31%

  Graco's share price has reflected its dramatic improvement in earnings per share since our purchase. The stock has appreciated about 150%, or 25% per year, reflecting EPS growth from $1.37 in 1996 to an expected $3.27 in 2000. Interestingly, this share price growth has all come from higher EPS -- Graco's current PE is the same as it was at the time of our 1996 purchase -- about 10-11 times.

  Since Graco continues to be a large position in Source's portfolio, there must be some compelling reasons why we continue to own the stock. This is certainly the case. First, Graco is an extraordinarily profitable business with 22% operating margins and a 28% return on assets -- results which are 2-3 times as good as those of typical firms. Second, Graco has finally started to generate excellent revenue growth -- up 13% so far this year. This is the result of excellent new product flow into its industrial and painting contractor segments, as well as the development of a new lower-price-point paint sprayer being sold exclusively in Home Depot, a previously unexploited distribution channel. Third, Graco generates very large free cash flows -- about $2.50 per share annually. This alone should produce a 7-8% return to shareholders. When combined with the strong revenue growth now being achieved, we expect that continuing to hold Graco shares should produce a rewarding return.

  The table below shows some of Graco's financial metrics compared with the Source portfolio and the average for the Russell 2500.

                                    GRACO     SOURCE PORTFOLIO   RUSSELL 2500
                                   --------   ----------------   ------------
Return on Equity.................     75%            22%              13%
Return on Assets.................     28%            10%               5%
Operating Margin.................     22%            13%              10%
10 Year EPS Growth...............     17%            19%              10%
Debt % Capital...................     30%            31%              42%
PE...............................     10x            14x              25x

  These data illustrate both the attractiveness of Graco, and of the Source portfolio as a whole. We remain optimistic that a portfolio of companies which combine superior business performance with modest stock valuations will produce gratifying long-term returns to our shareholders.

                                             Respectfully submitted,

                                             /s/ Eric S. Ende
                                             -----------------------------------
                                             Eric S. Ende

                                             President and
                                               Chief Investment Officer
                                             November 14, 2000

--------------------------------------------------------------------------------

                            MAJOR PORTFOLIO CHANGES
                        Quarter Ended September 30, 2000

                                                                        Ownership at
                                                       Shares        September 30, 2000
                                                   ---------------   -------------------
NET PURCHASES
COMMON STOCKS
Circuit City Stores, Inc.........................      88,400 shs.        440,000 shs.
Manitowoc Company, Inc., The.....................     162,500 shs.        500,000 shs.
National Commerce Bancorporation.................     235,300 shs.        530,000 shs.

NET SALES
COMMON STOCKS
Brown & Brown, Inc...............................     141,000 shs.        377,700 shs.
DENTSPLY International Inc.......................      62,100 shs.        337,000 shs.
Expeditors International of Washington, Inc......      58,200 shs.              --0--
JLK Direct Distribution Inc. (Class A)...........      50,000 shs.        680,700 shs.
Methode Electronics, Inc. (Class A)..............      78,200 shs.        260,000 shs.
OM Group, Inc....................................      23,200 shs.        389,300 shs.

                        COMPOSITION OF TOTAL NET ASSETS*
                               September 30, 2000

Investment securities (cost $355,737,349):
  Common stocks............................................  $361,677,223
  Convertible securities...................................    44,208,587
  Non-convertible securities...............................    12,434,861
                                                             ------------
                                                             $418,320,671

Cash, receivables, short-term corporate notes, less
  liabilities..............................................     3,741,252
                                                             ------------
Total Net Assets at September 30, 2000.....................  $422,061,923
                                                             ============
Assets applicable to Preferred Stock at a liquidation
  preference
  of $27.50 per share (asset coverage 779%)................  $ 54,153,330
                                                             ============
Net Assets applicable to Common Stock -- $47.20 per
  share....................................................  $367,908,593
                                                             ============

                         SUMMARY FINANCIAL INFORMATION*

                                For the Periods Ended September 30, 2000
                              ---------------------------------------------
                                   Nine Months            Three Months
                              ---------------------   ---------------------
                                 Total        Per        Total        Per
                                  Net        Common       Net        Common
                                 Assets      Share       Assets      Share
                              ------------   ------   ------------   ------
Beginning of period.........  $444,388,091   $50.70   $416,738,249   $46.72
Net gain (loss) on
  investments, realized and
  unrealized................    (1,343,434)  (0.16)     12,679,598     1.65
Income available to
  Common shareholders.......       466,892    0.06        (136,771)   (0.02)
Quarterly distributions to
  Common shareholders.......   (26,275,629)  (3.40)     (8,924,238)   (1.15)
Proceeds from shares issued
  for distributions
  reinvested by
  shareholders..............     4,826,003    --         1,705,085     --
                              ------------   ------   ------------   ------
Net changes during period...  $(22,326,168)  $(3.50)  $  5,323,674   $ 0.48
                              ------------   ------   ------------   ------
End of period...............  $422,061,923   $47.20   $422,061,923   $47.20
                              ============   ======   ============   ======

                                      Sept. 30, 2000    June 30, 2000    Dec. 31, 1999
                                      ---------------   --------------   --------------
Common market price per share.......        50              49 9/16         48 1/4
Common market premium (discount) to
  net asset value...................       5.9%           6.1%           (4.8)%
Preferred asset coverage............       779%            770 %            821 %
Preferred market price per share....        27 13/16        28 13/16        28

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.

SOURCE CAPITAL, INC.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

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